SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 11, 2004
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                                MOVIE STAR, INC.
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               (Exact Name of Registrant as Specified in Charter)

    New York                             1-5893                13-5651322
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)




    1115 Broadway, New York, New York                      10010
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(Address of Principal Executive Offices)                  (Zip Code




Registrant's telephone number, including area code:  (212) 684-3400
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)







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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

     99.1 Press Release, dated February 11, 2004, announcing proposed sale by largest shareholder.

Item 9. Regulation FD Disclosure.

     On February 11, 2004, Movie Star, Inc. issued a press release announcing the proposed sale by its largest shareholder, Mark M. David and his family, to TTG Apparel, LLC, of 3,532,644 shares, for a purchase price of $1.70 per share. The press release is included as Exhibit 99.1 hereto.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 12, 2004                 MOVIE STAR, INC.



                                           By:   /s/ Thomas Rende
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                                                 Thomas Rende
                                                 Chief Financial  Officer
                                                 (Principal Financial and
                                                  Accounting officer)



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